CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
As independent public accountants, we hereby consent to the use of our reports (and all references to our Firm) included in or made a part of this registration statement.


                                           ARTHUR ANDERSEN LLP
Milwaukee, Wisconsin.
October 13, 1999.